                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day February, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                   Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997


                             CUSIP#'S   393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                             TRUST ACCOUNT #80-4139100
                             REMITTANCE DATE: 2/17/97

                                                     Total$         Per $1,000
                                                     Amount           Original
                                                    -------         -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $5,691,354.44

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      5,691,354.44

A. Interest
   (2)   Aggregate Interest
         a. Class A-1 Remittance Rate (5.95%)          5.95%
         b. Class A-1 Interest                   141,722.76         3.08092957
         c. Class A-2 Remittance Rate (6.30%)          6.30%
         d. Class A-2 Interest                   210,000.00         5.25000000
         e. Class A-3 Remittance Rate (6.50%)          6.50%
         f. Class A-3 Interest                   178,750.00         5.41666667
         g. Class A-4 Remittance Rate (6.80%)          6.80%
         h. Class A-4 Interest                   481,666.67         5.66666671
         i. Class A-5 Remittance Rate (7.15%)          7.15%
         j. Class A-5 Interest                   166,833.33         5.95833321
         k. Class A-6 Rimittance Rate (7.40%)          7.40%
         i. Class A-6 Interest                   407,000.00         6.16666667
         k. Class A-7 Remittance Rate(7.90%,
            unless Weighted Average Contract
            rate is below (7.90%)                      7.90%
         l. Class A-7 Interest                   678,807.50         6.58333333

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                   .00                .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 2


                                   CUSIP#'S   393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                   TRUST ACCOUNT #80-4139100
                                   REMITTANCE DATE: 2/17/97

                                                       Total $      Per $1,000
                                                        Amount       Original
                                                       --------     ----------
(4)Remaining:
       a. Unpaid Class A Interest
                  Shortfall                                  .00           .00
B.  Principal
    (5) Formula Principal Distribution
         Amount                                     1,913,836.12           N/A
        a. Scheduled Principal                        533,580.88           N/A
    b. Principal Prepayments                        1,039,575.25           N/A
        c. Liquidated Contracts                       388,526.90           N/A
        d. Repurchases                                       .00           N/A
        e. Current Month Advanced Principal           365,106.86           N/A
        f. Prior Month Advanced Principal            (412,953.77)          N/A

    (6) Pool Scheduled Principal Balance          455,718,802.30

   (6b) Adjusted Pool Principal Balance           455,353,695.44   959.27593231
   (6c) Pool Factor                                   0.95927593

    (7) Unpaid Class A Principal Shortfall
    (if any)following prior Remittance date                  .00

    (8) Class A Percentage for such Remittance
         Date                                              92.21%

    (9) Class A Percentage for the following
         Remittance Date                                   92.18%

   (10) Class A Principal Distribution:
        a. Class A-1                                1,913,836.12    41.60513304
        b. Class A-2                                         .00            .00
        c. Class A-3                                         .00            .00
        d. Class A-4                                         .00            .00
        e. Class A-5                                         .00            .00
        f. Class A-6                                         .00            .00
        g. Class A-7                                         .00            .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 3

                                          CUSIP#'S 393505-
                                          MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                          TRUST ACCOUNT #80-4139100
                                          REMITTANCE DATE: 2/17/97

                                                 Total $           Per $1,000
                                                 Amount             Original
                                                ---------          -----------
   (11) Class A-1 Principal Balance         26,668,904.44         579.75879217
   (11a)     Class A-1 Pool Factor              .57975879

   (12) Class A-2 Principal Balance          40,000,000.00        1000.0000000
   (12a)     Class A-2 Pool Factor              1.00000000

   (13) Class A-3 Principal Balance          33,000,000.00        1000.0000000
   (13a)     Class A-3 Pool Factor              1.00000000

   (14) Class A-4 Principal Balance          85,000,000.00        1000.0000000
   (14a)     Class A-4 Pool Factor              1.00000000

   (15) Class A-5 Principal Balance          28,000,000.00        1000.0000000
   (15a)     Class A-5 Pool Factor              1.00000000

   (16) Class A-6 Principal Balance          66,000,000.00        1000.0000000
   (16a)     Class A-6 Pool Factor              1.00000000

 (17)   Class A-7 Principal Balance         103,110,000.00        1000.0000000
 (17a)Class A-7 Pool Factor                     1.00000000

 (18)   Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                           .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 4

                                        CUSIP#'S   393505-
                                        MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                        TRUST ACCOUNT #80-4139100
                                        REMITTANCE DATE: 2/17/97

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

   (19)  31-59 days                     4,081,343.81          134

   (20)  60 days or more                4,063,888.47          120

   (21)  Current Month Repossessions    1,000,233.31           31

   (22)  Repossession Inventory         3,033,999.43           93

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date  .89%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                             .78%

(24) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date .90%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
         months; may not exceed 5.5%)                              .94%

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 5

                                                   CUSIP#'S   393505-
                                                   MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                   TRUST ACCOUNT #80-4139100
                                                   REMITTANCE DATE: 2/17/97
(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from May 1, 2000 to
          April 28, 2001, 6.5% from May 1, 2001 to April 28,
          2002, 8.5% from May 1, 2002 to April 28, 2003 and
          and 9.5% thereafter)                                         .06%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date  122,141.11

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                        .17%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                           16.09%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                   .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                             7.79%

       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
 PASS-THROUGH CERTIFICATES, SERIES 1996-4
         CLASS M1 CERTIFICATES
           MONTHLY REPORT
            JANUARY 1997                CUSIP NO. 393505MR0
               Page 6                   TRUST ACCOUNT #80-4139100
                                        REMITTANCE DATE: 2/17/97

                                           Total$        Per $1,000
                                           Amount          Original
                                          --------       -----------
CLASS M1 CERTIFICATES
---------------------
(29) Amount available (including
     Monthly Servicing Fee)           1,512,738.06

A.   Interest
(30) Aggregate interest
     a.   Class M-1 Remittance Rate (7.75%,
           unless Weighted Average Contract
           Rate is below 7.75%)               7.75%
     b.   Class M-1 Interest            245,255.21         6.4583338

(31) Amount applied to Class M-1 Interest
      Deficiency Amount                        .00                 0

(32) Remaining unpaid Class M-1 Interest
      Deficiency Amount                        .00                 0

(33) Amount Applied to:
     a.   Unpaid Class M-1 Interest Shortfall  .00                 0

(34) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall  .00                 0

B.   Principal
(35) Formula Principal Distribution Amount     .00               N/A
     a.   Scheduled Principal                  .00               N/A
     b.   Principal Prepayments                .00               N/A
     c.   Liquidated Contracts                 .00               N/A
     d.   Repurchases                          .00               N/A

(36) Class M-1 Principal Balance     37,975,000.00     1000.00000000
(36a)Class M-1 Pool Factor              1.00000000

(37) Class M-1 Percentage for such Remittance
     Date                                      .00%

(38) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                  .00        0.00000000
     b.   Unpaid Class M-1 Principal Shortfall

          (if any) following prior Remittance Date               .00
        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
 PASS-THROUGH CERTIFICATES, SERIES 1996-4
         CLASS M1 CERTIFICATES               CUSIP NO. 393505 MS8,MT6
            MONTHLY REPORT                   TRUST ACCOUNT #80-4139100
            JANUARY 1997                     REMITTANCE DATE: 2/17/97
                 Page 7

                                                   Total$      Per $1,000
                                                   Amount      Original
                                                 ---------    -----------
     (39) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance
          Date                                       .00

     (40) Class M-1 Percentage for the following
          Remittance Date                            .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                         1,267,482.85

(2)  Class B-1 Remittance Rate (7.80% unless
     Weighted Average Contract Rate is
     below 7.80%)                                   7.80%

(3)  Aggregate Class B1 Interest              123,402.50       6.50000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                           .00              .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                              .00              .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                               .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                               .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date        .00

(8a) Class B Percentage for such Remittance Date     .00

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)          .00

         GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
 PASS-THROUGH CERTIFICATES, SERIES 1996-4
          CLASS M1 CERTIFICATES
           MONTHLY REPORT
            JANUARY 1997                         CUSIP NO. 393505 MS8, MT6
            Page 8                               TRUST ACCOUNT #80-4139100
                                                 REMITTANCE DATE: 2/17/97


                                                  Total $          Per $1,000
                                                   Amount           Original
                                                 ---------         -----------
  (10a)  Class B1 Principal Shortfall                  .00

  (10b)  Unpaid Class B1 Principal Shortfall           .00

  (11)   Class B Principal Balance           35,599,791.00

  (12)   Class B1 Principal Balance          18,985,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available              1,144,080.35

(14)  Class B-2 Remittance Rate (8.10%
      unless Weighted Average Contract
      Rate is less than 8.10%)                        8.10%

(15)  Aggregate Class B2 Interest               112,149.84          6.75000005

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                            .00                 .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                               .00                 .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date         .00

(19)  Class B2 Principal Liquidation Loss Amount       .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                             .00

(21)  Guarantee Payment                                .00

(22)  Class B2 Principal Balance             16,614,791.00

        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
 PASS-THROUGH CERTIFICATES, SERIES 1996-4
         CLASS M1 CERTIFICATES
           MONTHLY REPORT
           JANUARY 1997                 CUSIP NO. 393505 MS8, MT6
               Page 9                   TRUST ACCOUNT #80-4139100
                                        REMITTANCE DATE: 2/17/97

                                                 Total $        Per $1,000
                                                 Amount         Original
                                                -----------     -----------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                            190,700.20

(24) 3% Guarantee Fee                            841,230.31

(25) Class C Residual Payment                           .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                    .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                    .00

(28) Repossessed Contracts                     1,000,233.31

(29) Repossessed Contracts Remaining
     in Inventory                              3,033,999.43

(30) Weighted Average Contract Rate                10.04538

                                     GTFC
                                    1996-4
                                 JANUARY 1997
                              Defaulted Contracts

                                                        Estimated
                                                        Loss At
Account#    Principal     Interest       Amount         Sale Date
--------   -----------   ---------    -----------      ----------
21319889      5,325.94       33.19       5,359.13         4,711.18
21319942     20,266.38      126.32      20,392.70         7,537.73
22325574     27,553.93      171.75      27,725.68        10,711.59
22325826     30,468.01      189.91      30,657.92        18,175.70
27321824     34,963.88      217.94      35,181.82         8,210.99
29316439     18,347.71      114.36      18,462.07        10,375.45
29316575     30,892.74      192.56      31,085.30        13,536.33
30319337      7,353.08       45.83       7,398.91         4,455.60
44401172     46,625.21      290.63      46,915.84         3,394.83
83322199     16,619.23      103.59      16,722.82         1,975.28
83322220     27,602.74      172.05      27,774.79        12,317.62
83322255     20,121.39      125.42      20,246.81         9,104.05
90325145     28,164.41      175.55      28,339.96        10,158.73
94303954     25,358.10      158.06      25,516.16         2,495.79
95328562     25,837.99      161.05      25,999.04           980.38
97330818     23,026.16      143.52      23,169.68         3,785.86

TOTALS     $388,526.90   $2,421.73    $390,948.63      $121,927.11
           ===========   =========    ===========      ===========